Fees Summary	Feb. 12, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	13,810.00
Total Transaction Valuation	99,999,990.00
Total Offset Amount	0.00
Net Fee	$ 13,810.00